WAIVER

                               September 19, 2005

      Reference is hereby made to that certain Security and Purchase Agreement dated as of November 9, 2004 (the "Closing Date") by and among Laurus Master Fund, Ltd. ("Laurus"), Thomas Equipment, Inc. (the "Company), Thomas Ventures, Inc. and the other subsidiaries of the Company named therein or which thereafter become a party thereto (as such agreement may be amended, restated, supplemented and modified from time to time the "Security Agreement") and (b) the Ancillary Agreements (as defined in the Security Agreement) (the Security Agreement and the Ancillary Agreements, as each may be amended, restated, supplemented and modified from time to time, the "Agreements"). Capitalized terms used but not defined herein shall have the meanings given them in the Agreements.

      WHEREAS, on the date hereof, the Registration Statement (as defined in the Registration Rights Agreement) has not been declared effective by the Commission as required pursuant to Section 2(b)(ii) of the Registration Rights Agreement and as a result thereof, the Company owes Laurus certain liquidated damages (the "LIQUIDATED DAMAGES") as determined in accordance with Section 2(b) of the Registration Rights Agreement; and

      WHEREAS, the Company has failed to pay to Laurus the Liquidated Damages to Laurus, when due; and

      WHEREAS, Laurus has agreed to waive on the terms and conditions set forth herein (the "Waiver") (i) the Events of Default that may have occurred and be continuing as a result of the failure by the Company to pay to Laurus the Liquidated Damages when due; and, (ii) the Liquidated Damages that have accrued from and after the Closing Date until October 15, 2005;

      NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Laurus hereby waives (i) any Event of Default that may have arisen prior to the date hereof under the Agreements solely as a result of the failure by the Company to pay to Laurus the Liquidated Damages as determined pursuant to
Section 2(b) of the Registration Rights Agreement; and (ii) the Liquidated Damages that have accrued and are due and payable to Laurus by the Company from the Closing Date up to and including the date hereof, and any Liquidated Damages that may accrue from the date hereof up to and including October 15, 2005.

      2. The waiver set forth herein shall be effective as of the date hereof when each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Waiver.

      3. The Company hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Waiver, (ii) on the date hereof, after giving effect to this Waiver, all representations, warranties and covenants made by the Company in connection with the Agreements are true, correct and complete and (iii) on the date hereof, after giving effect to this Waiver, all of the Company's and its Subsidiaries' covenant requirements have been met.

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      4. Except as expressly described above, this Waiver shall not constitute
(a) a modification or an alteration of any of the terms, conditions or covenants of the Agreements all of which remain in full force and effect, or (b) a waiver, release or limitation upon Laurus' exercise of any of its rights and remedies thereunder, all of which are hereby expressly reserved. This Waiver shall not relieve or release the Company in any way from any of its duties, obligations, covenants or agreements under the Agreements or from the consequences of any events of default thereunder, except as expressly described above.

      5. This Waiver shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. This Waiver and Consent constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. This Waiver and Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                            [Signature Pages Follow]

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      IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be signed by their respective representatives thereunto duly authorized, all as of the date first written above.

                                         COMPANY:

                                         THOMAS EQUIPMENT, INC.


                                         By:  DAVID MARKS
                                         ---------------------------------------
                                         Name:   David Marks
                                         Title:  Chairman


                                         LAURUS MASTER FUND, LTD.


                                         By: DAVID GRIN
                                         ---------------------------------------
                                         Name:   David Grin
                                         Title:  Fund Manager


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